                                                                   EXHIBIT 10.21


      LEASE MANAGEMENT SERVICES, INC.



                                   ADDENDUM TO

                          EQUIPMENT FINANCING AGREEMENT

                                  NUMBER 10766

                                 BY AND BETWEEN

                            NANOGEN, INC., AS DEBTOR,

                                       AND

                LEASE MANAGEMENT SERVICES, INC., AS SECURED PARTY





NANOGEN, INC., as Debtor, hereby acknowledges our responsibility to pay, and agrees to pay any additional sales taxes which may be due to the State of California or where applicable, for the collateral covered under the above referenced Equipment Financing Agreement.




DEBTOR:

NANOGEN, INC.


By: Signature of Tina Berger-Nova, Ph.D.
    ---------------------------------------

Title: President & COO
       ------------------------------------

Date: 5/10/94
      -------------------------------------

      LEASE MANAGEMENT SERVICES, INC.

                          EQUIPMENT FINANCING AGREEMENT
                                 (Number 10766)


THIS EQUIPMENT FINANCING AGREEMENT NUMBER 10766 ("Agreement") is dated as of the date set forth at the foot hereof and is between LEASE MANAGEMENT SERVICES, INC., ("Secured Party") and NANOGEN, INC., ("Debtor").

1. EQUIPMENT; SECURITY INTEREST. The terms and conditions of this Agreement cover each item of machinery, equipment and other property (individually an "Item" or "Item of Equipment" and collectively the "Equipment") described in a schedule now or hereafter executed by the parties hereto and made a part hereof (individually a "Schedule" and collectively the "Schedules"). Debtor hereby grants Secured Party a security interest in and to all Debtor's right, title and interest in and to the Equipment under the Uniform Commercial Code, such grant with respect to an Item of Equipment to be as of Debtor's execution of a related Equipment Financing Commitment referencing this Agreement or, if Debtor then has no interest in such Item, as of such subsequent time as Debtor acquires an interest in the Item. Such security interest is granted by Debtor to secure performance by Debtor of Debtor's obligations to Secured Party hereunder and under any other agreements under which Debtor has or may hereafter have obligations to Secured Party. Debtor will ensure that such security interest will be and remain a sole and valid first lien security interest subject only to the lien of current taxes and assessment not in default but only if such taxes are entitled to priority as a matter of law.

2. DEBTOR'S OBLIGATIONS. The obligations of Debtor under this Agreement respecting an Item of Equipment, except the obligation to pay installment payments with respect thereto which will commence as set forth in Paragraph 3 below, commence upon the grant to Secured Party of a security interest in the Item. Debtor's obligations hereunder with respect to an Item of Equipment and Secured Party's security interest therein will continue until payment of all amounts due, and performance of all terms and conditions required hereunder provided, however, that if this Agreement is in default said obligations and security interest will continue during the continuance of said default. Upon termination of Secured Party's security interest in an Item of Equipment, Secured Party will execute such release of interest with respect thereto as Debtor reasonably requests.

3. INSTALLMENT PAYMENTS AND OTHER PAYMENTS. Debtor will repay advances Secured Party makes on account of the Equipment in installment payments in the amounts and at the times set forth in the Schedules, whether or not Secured Party has rendered an invoice therefor, at the office of Secured Party set forth at the foot hereof, or to such person and/or at such other place as Secured Party may from time to time designate by notice to Debtor. Any other amounts required to be paid Secured Party by Debtor hereunder are due upon Debtor's receipt of Secured Party's invoice therefor and will be payable as directed in the invoice. Payments under this Agreement may be applied to Debtor's then accrued obligations to Secured Party in such order as Secured Party may choose.

4. NET AGREEMENT; NO OFFSET, SURVIVAL. This Agreement is a net agreement, and Debtor will not be entitled to any abatement of installment payments or other payments due hereunder or any reduction thereof under any circumstance or for any reason whatsoever. Debtor hereby waives any and all existing and future claims, as offsets, against any installment payments or other payments due hereunder and agrees to pay the installment payments and other amounts due hereunder as and when due regardless of any offset or claim which may be asserted by Debtor or on its behalf. The obligations and liabilities of Debtor hereunder will survive the termination of the Agreement.

5. FINANCING AGREEMENT. THIS AGREEMENT IS SOLELY A FINANCING AGREEMENT. DEBTOR ACKNOWLEDGES THAT THE EQUIPMENT HAS OR WILL HAVE BEEN SELECTED AND ACQUIRED SOLELY BY DEBTOR FOR DEBTOR'S PURPOSES, THAT SECURED PARTY IS NOT AND WILL NOT BE THE VENDOR OF ANY EQUIPMENT AND THAT SECURED PARTY HAS NOT MADE AND WILL NOT MAKE ANY AGREEMENT, REPRESENTATION OR WARRANTY WITH RESPECT TO THE

NANOGEN, INC.
EQUIPMENT FINANCING AGREEMENT NUMBER 10766
PAGE 2 OF 8


MERCHANTABILITY, CONDITION, QUALIFICATION OR FITNESS FOR A PARTICULAR PURPOSE OR VALUE OF THE EQUIPMENT OR ANY OTHER MATTER WITH RESPECT THERETO IN ANY RESPECT WHATSOEVER.

6. NO AGENCY. DEBTOR ACKNOWLEDGES THAT NO AGENT OF THE MANUFACTURER OR OTHER SUPPLIER OF AN ITEM OF EQUIPMENT OR OF ANY FINANCIAL INTERMEDIARY IN CONNECTION WITH THIS AGREEMENT IS AN AGENT OF SECURED PARTY. SECURED PARTY IS NOT BOUND BY A REPRESENTATION OF ANY SUCH PARTY AND, AS CONTEMPLATED IN PARAGRAPH 27 BELOW, THE ENTIRE AGREEMENT OF SECURED PARTY AND DEBTOR CONCERNING THE FINANCING OF THE EQUIPMENT IS CONTAINED IN THIS AGREEMENT AS IT MAY BE AMENDED ONLY AS PROVIDED IN THAT PARAGRAPH.

7. ACCEPTANCE. Execution by Debtor and Secured Party of a Schedule covering the Equipment or any Items thereof will conclusively establish that such Equipment has been included under and will be subject to all the terms and conditions of this Agreement. If Debtor has not furnished Secured Party with an executed Schedule by the Earlier of fourteen (14) days after receipt thereof or expiration of the commitment period set forth in the applicable Equipment Financing Agreement, Secured Party may terminate its obligation to advance funds as to the applicable Equipment.

8. LOCATION; INSPECTION; USE. Debtor will keep, or in the case of motor vehicles, permanently garage and not remove from the United States, as appropriate, each Item of Equipment in Debtor's possession and control at the Equipment Location designated in the applicable Schedule, or at such other location to which such Item may have been moved with the prior written consent of Secured Party. Whenever requested by Secured Party, Debtor will advise Secured Party as to the exact location of an Item of Equipment. Secured Party will have the right to inspect the Equipment and observe its use during normal business hours, subject to Debtor's security procedures and to enter into and upon the premises where the Equipment may be located for such purpose. The Equipment will at all times be used solely for commercial or business purposes and operated in a careful and proper manner and in compliance with all applicable laws, ordinances, rules and regulations, all conditions and requirements of the policy or policies of insurance required to be carried by Debtor under the terms of this Agreement and all manufacturer's instructions and warranty requirements. Any modifications or additions to the Equipment required by any such governmental edict or insurance policy will be promptly made by Debtor.

9. ALTERATIONS; SECURITY INTEREST COVERAGE. Without the prior written consent of Secured Party, Debtor will not make any alterations, additions or improvements to any Item of Equipment which detract from its economic value or functional utility, except as may be required pursuant to Paragraph 8 above. Secured Party's security interest in the Equipment will include all modifications and additions thereto and replacements and substitutions therefor, in whole or in part. Such reference to replacements and substitutions will not grant Debtor greater rights to replace or substitute than are provided in Paragraph 11 below or as may be allowed upon the prior written consent of Secured Party.

10. MAINTENANCE: Debtor will maintain the Equipment in good repair, condition and working order. Debtor will also cause each Item of Equipment for which a service contract is generally available to be covered by such a contract which provides coverages typical to property of the type involved and is issued by a competent servicing entity.

11. LOSS AND DAMAGE; CASUALTY VALUE. In the event of the loss of, theft of, requisition of, damage to or destruction of an Item of Equipment ("Casualty Occurrence"), Debtor will give Secured Party prompt notice thereof and will thereafter place such Item in good repair, condition and working order, provided, however, that if such Item is determined by Secured Party to be lost, stolen, destroyed or damaged beyond repair, is requisitioned or suffers a constructive total loss as defined in any applicable insurance policy carried by Debtor in accordance with Paragraph 14


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NANOGEN, INC.
EQUIPMENT FINANCING AGREEMENT NUMBER 10766
PAGE 3 OF 8


below, Debtor, at Secured Party's option, will (a) replace such Item with like Equipment in good repair, condition and working order whereupon such replacement equipment will be deemed such Item for all purposes hereof or (b) pay Secured Party the "Casualty Value" of such Item which will equal the total of (i) all installment payments and other amounts due from Debtor to Secured Party at the time of such payment and (ii) future installment payments due with respect to such Item with each such payment including any final uneven payment discounted at a rate equal to the discount rate of the Federal Reserve Bank of San Francisco from the date due to the date of such payment.

Upon such replacement or payment, as appropriate, this Agreement and Secured Party's security interest will terminate with, and only with, respect to the Item of Equipment so replaced or as to which such payment is made in accordance with Paragraph 2 above.

12. TITLING; REGISTRATION. Each item of Equipment subject to title registration laws will at all times be titled and/or registered by Debtor as Secured Party's agent and attorney-in-fact with full power and authority to register (but without power to affect title to) the Equipment in such manner and in such jurisdiction or jurisdictions as Secured Party directs. Debtor will promptly notify Secured Party of any necessary or advisable retitling and/or reregistration of an Item of Equipment in a jurisdiction other than the one in which such Item is then titled and/or registered. Any and all documents of title will be furnished or caused to be furnished Secured Party by Debtor within sixty
(60) days of the date any titling or registering or restating or reregistering, as appropriate, is directed by Secured Party.

13. TAXES. Debtor will make all filings as to and pay when due all personal property and other ad valorem taxes and all other taxes, fees, charges and assessments based on the ownership or use of the Equipment and will pay as directed by Secured Party or reimburse Secured Party for all other taxes, including, but not limited to, gross receipt taxes (exclusive of federal and state taxes based on Secured Party's net income, unless such net income taxes are in substitution for or relieve Debtor from any taxes which Debtor would otherwise be obligated to pay under the terms of this Paragraph 13), fees, charges and assessments whatsoever, however designated, whether based on the installment payments or other amounts due hereunder, levied, assessed or imposed upon the Equipment or otherwise related hereto or to the Equipment, now or hereafter levied, assessed or imposed under the authority of a federal, state, or local taxing jurisdiction, regardless of when and by whom payable. Filings with respect to such other amounts will, at Secured Party's option, be made by Secured Party or by Debtor as directed by Secured Party.

14. INSURANCE. Debtor will procure and continuously maintain all risk insurance against loss or damage to the Equipment from any cause whatsoever for not less than the full replacement value thereof naming Secured Party as Loss Payee. Such insurance must be in a form and with companies approved by Secured Party, must provide at least thirty (30) days advance written notice to Secured Party of cancellation, change or modification in any term, condition, or amount of protection provided therein, must provide full breach of warranty protection and must provide that the coverage is "primary coverage" (does not require contribution from any other applicable coverage). Debtor will provide Secured Party with an original policy or certificate evidencing such insurance. In the event of an assignment of this Agreement of which Debtor has notice, Debtor will cause such insurance to provide the same protection to the assignee as its interests may appear. The proceeds of such insurance, at the option of the Secured Party or such assignee, as appropriate, will be applied toward (a) repair or replacement of the appropriate Item or Items of Equipment, (b) payment of the Casualty Value thereof and/or (c) payment of, or as provision for, satisfaction of any other accrued obligations of Debtor hereunder. Debtor hereby appoints Secured Party as Debtor's attorney-in-fact with full power and authority to do all things, including, but not limited to, making claims, receiving payments and endorsing documents, checks or drafts, necessary to secure payments due under any policy contemplated hereby on account of a Casualty Occurrence. Debtor and Secured Party contemplate that the jurisdictions where the Equipment will be located will not impose any liability upon Secured Party for personal injury and/or property damage resulting out of the possession, use, operation or condition of the Equipment. In the event Secured Party determines that such is not or may not be the case with respect to a given jurisdiction, Debtor will provide Secured Party with

NANOGEN, INC.
EQUIPMENT FINANCING AGREEMENT NUMBER 10766
PAGE 4 OF 8


public liability and property damage coverage applicable to the Equipment in such amounts and in such form as Secured Party requires.

15. SECURED PARTY'S PAYMENT. If Debtor fails to pay any amounts due hereunder or to perform any of its other obligations under this Agreement, Secured Party may, at its option, but without any obligation to do so, pay such amounts or perform such obligations, and Debtor will reimburse Secured Party the amount of such payment or cost of such performance, plus interest at 1.5% per month.

16. INDEMNITY. Debtor does hereby assume liability for and does agree to indemnify, defend, protect, save and keep harmless Secured Party from and against any and all liabilities, losses, damages, penalties, claims, actions, suits, costs, expenses and disbursements, including court costs and legal expenses, of whatever kind and nature, imposed on, incurred by or asserted against Secured Party (whether or not also indemnified against by any other person) in any way relating to or arising out of this Agreement or the manufacture, financing, ownership, delivery, possession, use, operation, condition or disposition of the Equipment by Secured Party or Debtor, including, without limitation, any claim alleging latent and other defects, whether or not discoverable by Secured Party or Debtor, and any other claim arising out of strict liability in tort, whether or not in either instance relating to an event occurring while Debtor remains obligated under this Agreement, and any claim for patent, trademark or copyright infringement. Debtor agrees to give Secured Party and Secured Party agrees to give Debtor notice of any claim or liability hereby indemnified against promptly following learning thereof.

17. DEFAULT. Any of the following will constitute an event of default hereunder: (a) Debtor's failure to pay when due any installment payment or other amount due hereunder, which failure continues for ten (10) days after the due date thereof; (b) Debtor's default in performing any other obligation, term or condition of this Agreement or any other agreement between Debtor and Secured Party or default under any further agreement providing security for the performance by Debtor of its obligations hereunder provided such default has continued for more than twenty (20) days, except as provided in (c) and (d) hereinbelow, or, without limiting the generality of subparagraph (l) hereinbelow, default under any lease or any mortgage or other instrument contemplating the provision of financial accommodation applicable to the real property where an Item of Equipment is located; (c) any writ or order of attachment or execution or other legal process being levied on or charged against any Item of Equipment and not being released or satisfied within ten
(10) days; (d) Debtor's failure to comply with its obligations under Paragraph 14 above or any transfer by Debtor in violation of Paragraph 21 below; (e) a non-appealable judgment for the payment of money in excess of $100,000 being rendered by a court of record against Debtor which Debtor does not discharge or make provision for discharge in accordance with the terms thereof within ninety
(90) days from the date of entry thereof; (f) death or judicial declaration of incompetency of Debtor, if an individual; (g) the filing by Debtor of a petition under the Bankruptcy Act or any amendment thereto or under any other insolvency law or law providing for the relief of debtors, including, without limitation, a petition for reorganization, arrangement or extension, or the commission by Debtor of an act of bankruptcy; (h) the filing against Debtor of any such petition not dismissed or permanently stayed within thirty (30) days of the filing thereof; (i) the voluntary or involuntary making of an assignment of substantial portion of its assets by Debtor for the benefit of creditors, appointment of a receiver or trustee for Debtor or for any of Debtor's assets, institution by or against Debtor or any other type of insolvency proceeding (under the Bankruptcy Act or otherwise) or of any formal or informal proceeding for dissolution, liquidation, settlement of claims against or winding up of the affairs of Debtor, Debtor's cessation of business activities or the making by Debtor of a transfer of all or a material portion of Debtor's assets or inventory not in the ordinary course of business; (j) the occurrence of any event described in parts (e), (f), (g), (h) or (i) hereinabove with respect to any guarantor or other party liable for payment or performance of this Agreement; (k) any certificate, statement, representation, warranty or audit heretofore or hereafter furnished with respect hereto by or on behalf of Debtor or any guarantor or other party liable for payment or performance of this Agreement proving to have been false in any material respect at the time as of which the facts therein set forth were stated or certified or having omitted any substantial contingent or unliquidated liability

NANOGEN, INC.
EQUIPMENT FINANCING AGREEMENT NUMBER 10766
PAGE 5 OF 8


or claim against Debtor or any such guarantor or other party; (l) breach by Debtor of any lease or other agreement providing financial accommodation under which Debtor or its property is bound; or (m) a transfer of effective control of Debtor, if an organization.

18. REMEDIES. Upon the occurrence of an event of default, Secured Party will have the rights, options, duties and remedies of a Secured Party, and Debtor will have the rights and duties of a debtor, under the Uniform Commercial Code (regardless of whether such Code or a law similar thereto has been enacted in a jurisdiction wherein the rights or remedies are asserted) and, without limiting the foregoing, Secured Party may exercise any one or more of the following remedies: (a) declare the Casualty Value or such lesser amount as may be set by law immediately due and payable with respect to any or all Items of Equipment without notice or demand to Debtor; (b) sue from time to time for and recover all installment payments and other payments then accrued and which accrue during the pendency of such action with respect to any or all Items of Equipment; (c) take possession of and, if deemed appropriate, render unusable any or all Items of Equipment, without demand or notice, wherever same may be located, without any court order or other process of law and without liability for any damages occasioned by such taking of possession and remove, keep and store the same or use and operate or lease the same until sold; (d) require Debtor to assemble any or all Items of Equipment at the Equipment Location therefor, or at such location to which such Equipment may have been moved with the written consent of Secured Party or such other location in reasonable proximity to either of the foregoing as Secured Party designates; (e) upon ten (10) days notice to Debtor or such other notice as may be required by law, sell or otherwise dispose of any Item of Equipment, whether or not in Secured Party's possession, in a commercially reasonable manner at public or private sale at any place deemed appropriate and apply the new proceeds of such sale, after deducting all costs of such sale, including, but not limited to, costs of transportation, repossession, storage, refurbishing, advertising and brokers' fees, to the obligations of Debtor to Secured Party hereunder or otherwise, with Debtor remaining liable for any deficiency and with any excess being returned to Debtor; (f) upon thirty (30) days notice to Debtor, retain any repossessed or assembled Items of Equipment as Secured Party's own property in full satisfaction of Debtor's liability for the installment payments due hereunder with respect thereto, provided that Debtor will have the right to redeem such Items by payment in full of its obligations to Secured Party hereunder or otherwise or to require Secured Party to sell or otherwise dispose of such Items in the manner set forth in subparagraph (e) hereinabove upon notice to Secured Party within such thirty (30) day period; or (g) utilize any other remedy available to Secured Party under the Uniform Commercial Code or similar provision of law or otherwise at law or in equity.

No right or remedy conferred herein is exclusive of any other right or remedy conferred herein or by law; but all such remedies are cumulative of every other right or remedy conferred hereunder or at law or in equity, by statute or otherwise, and may be exercised concurrently or separately from time to time. Any sale contemplated by subparagraph (e) of this Paragraph 18 may be adjourned from time to time by announcement at the time and place appointed for such sale, or for any such adjourned sale, without further published notice, Secured Party may bid and become the purchaser at any such sale. Any sale of an Item of Equipment, whether under said subparagraph or by virtue of judicial proceedings, will operate to divest all right, title, interest, claim and demand whatsoever; either at law or in equity, of Debtor in and to said item and will be a perpetual bar to any claim against such Item, both at law and in equity, against Debtor and all persons claiming by, through or under Debtor.

19. DISCONTINUANCE OF REMEDIES. If Secured Party proceeds to enforce any right under this Agreement and such proceedings are discontinued or abandoned for any reason or are determined adversely, then and in every such case Debtor and Secured Party will be restored to their former positions and rights hereunder.

20. SECURED PARTY'S EXPENSES. Debtor will pay Secured Party all costs and expenses, including attorney's fees and court costs and sales costs not offset against sales proceeds under Paragraph 18 above, incurred by Secured Party in exercising any of its rights or remedies hereunder or enforcing any of the terms, conditions or provisions hereof. This obligation includes the payment

NANOGEN, INC.
EQUIPMENT FINANCING AGREEMENT NUMBER 10766
PAGE 6 OF 8


or reimbursement of all such amounts whether an action is ultimately filed and whether an action is ultimately dismissed.

21. ASSIGNMENT. Without the prior written consent of Secured Party, Debtor will not sell, lease, pledge or hypothecate, except as provided in this Agreement, any Item of Equipment or any interest therein or assign, transfer, pledge, or hypothecate this Agreement or any interest in this Agreement or permit the Equipment to be subject to any lien, charge or encumbrance of any nature except the security interest of Secured Party contemplated hereby. Debtors interest herein is not assignable and will not be assigned or transferred by operation of law. Consent to any of the foregoing prohibited acts applies only in the given instance and is not a consent to any subsequent like act by Debtor or any other person.

All rights of Secured Party hereunder may be assigned, pledged, mortgaged, transferred or otherwise disposed of, either in whole or in part, without notice to Debtor but always, however, subject to the rights of Debtor under this Agreement. If Debtor is given notice of any such assignment, Debtor will acknowledge receipt thereof in writing. In the event Secured Party assigns this Agreement or the installment payments due or to become due hereunder or any other interest herein, whether as security for any of its indebtedness or otherwise, no breach or default by Secured Party hereunder or pursuant to any other agreement between Secured Party and Debtor, should there be one, will excuse performance by Debtor of any provision hereof, it being understood that in the event of such default or breach by Secured Party that Debtor will pursue any rights on account thereof solely against Secured Party. No such assignee, unless such assignee agrees in writing, will be obligated to perform any duty, covenant or condition required to be performed by Secured Party in connection with this Agreement.

Subject always to the foregoing, this Agreement inures to the benefit of, and is binding upon, the heirs, legatees, personal representative, successors and assigns of the parties hereto.

22. MARKINGS; PERSONAL PROPERTY. If Secured Party supplies Debtor with labels, plates, decals or other markings stating that Secured Party has an interest in the Equipment, Debtor will affix and keep the same prominently displayed on the Equipment or will otherwise mark the Equipment or its then location or locations, as appropriate, at Secured Party's request to indicate Secured Party's security interest in the Equipment. The Equipment is, and at all times will remain, personal property notwithstanding that the Equipment or any Item thereof may now be, or hereafter become, in any manner affixed or attached to, or embedded in, or permanently resting upon real property or any improvement thereof or attached in any manner to what is permanent as by means of cement, plaster, nails, bolts, screws or otherwise. If requested by Secured Party, Debtor will obtain and deliver to Secured Party waivers of interest or liens in recordable form satisfactory to Secured Party from all persons claiming any interest in the real property on which an Item of Equipment is or is to be installed or located.

23. LATE CHARGES. Time is of the essence in this Agreement and if any Installment Payment is not paid within ten (10) days after the due date thereof, Secured Party shall have the right to add and collect, and Debtor agrees to pay:
(a) a late charge on and in addition to, such Installment Payment equal to five percent (5%) of such Installment Payment or a lesser amount if established by any state or federal statute applicable thereto, and (b) interest on such Installment Payment from thirty (30) days after the due date until paid at the highest contract rate enforceable against Debtor under applicable law but never to exceed eighteen percent (18%) per annum.

24. NON-WAIVER. No covenant or condition of this Agreement can be waived except by the written consent of Secured Party. Forbearance or indulgence by Secured Party in regard to any breach hereunder will not constitute a waiver of the related covenant or condition to be performed by Debtor.

25. ADDITIONAL DOCUMENTS. In connection with and in order to perfect and evidence the security interest in the Equipment granted Secured Party hereunder Debtor will execute and deliver to

NANOGEN, INC.
EQUIPMENT FINANCING AGREEMENT NUMBER 10766
PAGE 7 OF 8


Secured Party such financing statements and similar documents as Secured Party requests. Debtor authorizes Secured Party where permitted by law to make filings of such financing statements without Debtor's signature. Debtor further will furnish Secured Party (a) on a timely basis, Debtor's future financial statements, including Debtor's most recent annual report, balance sheet and income statement, prepared in accordance with generally accepted accounting principles, which reports, Debtor warrants, shall fully and fairly represent the true financial condition of Debtor (b) any other information normally provided by Debtor to the public and (c) such other financial data or information relative to this Agreement and the Equipment, including, without limitation, copies of vendor proposals and purchase orders and agreements, listings of serial numbers or other identification data and confirmations of such information, as Secured Party may from time to time reasonably request. Debtor will procure and/or execute, have executed, acknowledge, have acknowledged, deliver to Secured Party, record and file such other documents and showings as Secured Party deems necessary or desirable to protect its interest in and rights under this Agreement and interest in the Equipment. Debtor will pay as directed by Secured Party or reimburse Secured Party for all filing, search, title report, legal and other fees incurred by Secured Party in connection with any documents to be provided by Debtor pursuant to this Paragraph or Paragraph 22 and any further similar documents Secured Party may procure.

26. DEBTOR'S WARRANTIES. Debtor certifies and warrants that the financial data and other information which Debtor has submitted, or will submit, to Secured Party in connection with this Agreement is, or will be at time of delivery, as appropriate, a true and complete statement of the matters therein contained. Debtor further certifies and warrants: (a) this Agreement has been duly authorized by Debtor and when executed and delivered by the person signing on behalf of Debtor below will constitute the legal, valid and binding obligation, contract and agreement of Debtor enforceable against Debtor in accordance with its respective terms; (b) this Agreement and each and every showing provided by or on behalf of Debtor in connection herewith may be relied upon by Secured Party in accordance with the terms thereof notwithstanding the failure of Debtor or other applicable party to ensure proper attestation thereto, whether by absence of a seal or acknowledgment or otherwise; (c) Debtor has the right, power and authority to grant a security interest in the Equipment to Secured Party for the uses and purposes herein set forth and (d) each Item of Equipment will, at the time such Item becomes subject hereto, be in good repair, condition and working order.

27. ENTIRE AGREEMENT. This instrument with exhibits and related documentation constitutes the entire agreement between Secured Party and Debtor and will not be amended, altered or changed except by a written agreement signed by the parties.

28. NOTICES. Notices under this Agreement must be in writing and must be mailed by United States mail, certified mail with return receipt requested, duly addressed, with postage prepaid, to the party involved at its respective address set forth at the foot hereof or at such other address as each party may provide on notice to the other from time to time. Notices will be effective when deposited. Each party will promptly notify the other of any change in that party's address.

29. GENDER, NUMBER: JOINT AND SEVERAL LIABILITY. Whenever the context of this Agreement requires, the neuter gender includes the feminine or masculine and the singular number includes the plural; and whenever the words "Secured Party" are used herein, they include all assignees of Secured Party, it being understood that specific reference to "assignee" in Paragraph 14 above is for further emphasis. If there is more than one Debtor named in this Agreement, the liability of each will be joint and several.

30. TITLES. The titles to the Paragraphs of this Agreement are solely for the convenience of the parties and are not an aid in the interpretation of the instrument.

31. GOVERNING LAW; VENUE. This Agreement will be governed by and construed in accordance with the laws of the State of California. Venue for any action related to the Agreement will be in an appropriate court in San Mateo County, California, to which Debtor consents, or in

NANOGEN, INC.
EQUIPMENT FINANCING AGREEMENT NUMBER 10766
PAGE 8 OF 8


another court selected by Secured Party which has jurisdiction over the parties. In the event any provision hereof is declared invalid, such provision will be deemed severable from the remaining provisions of this Agreement, which will remain in full force and effect.

32. TIME. Time is of the essence of this Agreement and for each and all of its provisions.

In WITNESS WHEREOF, the undersigned have executed this Agreement as of May 10, 1994.

DEBTOR:
NANOGEN, INC.
4510 Executive Drive,  Suite 214
San Diego,  CA  92121


By:       /S/ TINA NOVA
          -------------------------------------

Title:    President & Chief Operating Officer
          -------------------------------------



SECURED PARTY:
LEASE MANAGEMENT SERVICES, INC.
2500 Sand Hill Road, Suite 101
Menlo Park, CA  94025


By:       /S/ BARBARA KAISER
          -------------------------------------

Title:    Sr.Vice President / General Manager
          -------------------------------------

      LEASE MANAGEMENT SERVICES, INC.


                                   ADDENDUM TO

                       MASTER LEASE AGREEMENT NUMBER 10466

                                 BY AND BETWEEN

                            NANOGEN, INC., AS LESSEE
                                       AND
                   LEASE MANAGEMENT SERVICES, INC., AS LESSOR


Attached to and made an integral part of Master Lease Agreement Number 10466 ("Master Lease"), by and between NANOGEN, INC., as Lessee, and LEASE MANAGEMENT SERVICES, INC., as Lessor.

In consideration of Lessor acquiring and leasing the Equipment as more fully described in subsequent Lease Schedules of the Master Lease, Lessor and Lessee hereby agree that at the end of the initial lease term, Lessee shall exercise one of the following options:

      OPTION 1:  PURCHASE
      Lessee will purchase the leased Equipment at its residual value which the parties agree is equal to Ten percent (10%) of its initial cost. Such initial cost includes any/all taxes, installation, freight, and other charges capitalized into the Lease Schedule; or

      OPTION 2:  RENEWAL*
      Subject to satisfactory credit review, Lessee may renew the Lease for an additional Eight (8) month period at 1.30% of Equipment cost per month, after which time Lessee will own the Equipment.

      *Exercise of Option 2 requires 60-day prior written notice to Lessor.

No Lease Schedule may be subdivided. All Equipment subject to a Lease Schedule shall be treated identically for purposes of purchase or renewal.

IN WITNESS WHEREOF, Lessor and Lessee have each caused this Addendum to be duly executed in their respective names this 10th day of May, 1994.




LESSEE:                                       LESSOR:
NANOGEN, INC.                                 LEASE MANAGEMENT SERVICES, INC.


By:    Signature of Tina Berger-Nova, Ph.D.   By:    Signature of Barbara B. Kaiser
       ------------------------------------          ------------------------------------

Title: President & Chief Operating Officer    Title: Sr. Vice President / General Manager

                       MASTER LEASE AGREEMENT NUMBER 10466

LESSEE: NANOGEN, INC.                            LESSOR: LEASE MANAGEMENT SERVICES, INC.
        ------------------------------------
        4510 EXECUTIVE DRIVE, SUITE 214                  2500 Sand Hill Road, Suite 101
        ------------------------------------
        SAN DIEGO, CA 92121                              Menlo Park, CA 94025
        ------------------------------------


                                   LEASE TERMS

1. LEASE. Lessor hereby agrees to lease to Lessee and Lessee hereby agrees to lease from Lessor, subject to the terms of this Master Lease Agreement and any addenda thereto (the "Master Lease") and the Schedule defined below, the personal property (together with all attachments, replacements, parts, substitutions, additions, repairs, accessions, and accessories, incorporated therein and/or affixed, thereto) (the "Equipment") described in any Lease Schedule and any addenda thereto (a "Schedule") executed by the parties hereto and incorporating the terms of this Master Lease by reference therein (the "Lease). The parties agree that this Lease is a "Finance Lease" as defined by
Section 10103 (1) (g) of the California Commercial Code (Cal.Com.C.). Lessee acknowledges either (a) that Lessee has reviewed and approved any written Supply Contract (as defined by Cal.Com.C. 10103 (1) (y) covering the Equipment purchased from the "Supplier" (as defined by Cal.Com.C. 10103 (1) (x) thereof for lease to Lessee or (b) that Lessor has informed or advised Lessee, in writing, either previously or by this Lease of the following: (i) the identity of the Supplier, (ii) that the Lessee may have rights under the Supply Contract; and (iii) that the Lessee may contact the Supplier for a description of any such rights Lessee many have under the Supply Contract.

2. TERM AND RENT. The term of this Lease shall be as specified in the Schedule(s). The rental payments ("Rent") for the Equipment shall be as set forth therein.

3. LATE CHARGES. Time is of the essence in this Lease and if any Rent is not paid within ten (10) days after the due date thereof, Lessor shall have the right to add and collect, and Lessee agrees to pay: (a) a late charge on and in addition to such Rent equal to five percent (5%) of such Rent or a lesser amount if established by any state or federal statute applicable thereto, and (b) interest on such Rent from thirty (30) days after the due date until paid at the highest contract rate enforceable against Lessee under applicable law but never to exceed eighteen percent (18%) per annum.

4. DISCLAIMER OF WARRANTIES. LESSOR IS NOT THE MANUFACTURER, SUPPLIER OR SELLER OF THE EQUIPMENT. LESSOR IS NOT THE AGENT OF THE MANUFACTURER, SUPPLIER OR SELLER OF THE EQUIPMENT. LESSOR MAKES NOT EXPRESS OR IMPLIED WARRANTIES AS TO ANY MATTER WHATSOEVER, INCLUDING, WITHOUT LIMITATION, THE FITNESS, MERCHANTABILITY, CONDITION, QUALITY, DURABILITY, OR SUITABILITY OF THE EQUIPMENT IN ANY RESPECT, OR IN CONNECTION WITH, OR FOR THE PURPOSES AND USES OF LESSEE, OR ANY OTHER REPRESENTATION OR COVENANT OF ANY KIND OR CHARACTER, EXPRESS OR IMPLIED, WITH RESPECT THERETO. As between Lessor and Lessee, the Equipment shall be accepted and leased by Lessee "as is" and "with all faults." Lessee specifically waives all rights to make claim against Lessor herein for breach of any warranty of any kind whatsoever, asserting and resolving any such claims directly with the Supplier of the Equipment, and Lessor hereby assigns to Lessee all warranties, if any, received by Lessor resulting from its ownership of the Equipment. Lessor shall not be responsible for any repairs, service or defects in the quality or in its operation or for any delay of Supplier and Lessee waives any claim it might have with respect to Lessor for any loss, damage, or expense caused by the Equipment, its use or maintenance. In no event shall Lessor be liable for any consequential damages. Supplier is not an agent of Lessor and no employee, salesperson, or agent of Supplier is authorized to waive, supplement, or otherwise alter any provision of this Lease, and no representation as to the Equipment or any other matter by the Supplier shall in any way affect the Lessee's duty to pay Rent and perform all its obligations as set forth in this Lease. Lessor makes not warranty that the Equipment is in compliance with applicable governmental requirements, rules or regulations. Lessor has not made any representation or warranty to Lessee as to the tax benefits, if any, Lessee will obtain from this Lease, or as to the manner in which Lessee should treat this Lease in Lessee's records for tax, financial reporting or accounting purposes.

5. ACCEPTANCE. Lessee's acceptance of the Equipment shall be conclusively and irrevocably evidenced by Lessee signing the Lessor's standard form Certificate of Acceptance. If Lessee fails or refuses to sign the Certificate of Acceptance as to all or any part of the Equipment within a reasonable time, Lessee shall automatically assume all of Lessor's purchase obligations for the Equipment and Lessee agrees to indemnify and defend Lessor from any claim including any demand for payment of the purchase price of the Equipment by the manufacturer, Supplier or seller of the Equipment.

6. USE, OPERATION AND LOCATION. Lessee shall not use or operate the Equipment so as to violate the terms of any insurance coverage for the Equipment as required herein. Lessee agrees not to allow the Equipment to be used by persons other than employees of Lessee, not to rent or sublet the Equipment or any part thereof to others, to use the Equipment solely for commercial, agricultural or business purposes, and to use and operate the Equipment in accordance with the manufacturer's operating procedures and all applicable governmental laws, ordinances, rules and regulations. If at any time during the term hereof, Lessor supplies Lessee with labels or other markings, stating that the Equipment is owned by Lessor, Lessee (or Lessor, at Lessor's opinion) shall affix and keep the labels upon a prominent place on the Equipment.

The Equipment shall be located as shown on the Schedule(s). Lessee, without the prior written consent of Lessor, shall not remove the Equipment from such location nor give up possession or control thereof. Lessor, upon prior reasonable notice to Lessee, shall have the right to inspect the Equipment during Lessee's normal business hours.

7. ALTERATIONS, MAINTENANCE AND REPAIRS. Lessee, at its sole expense, shall keep Equipment in good condition and working order and furnish all labor, parts and supplies required therefor. Lessee agrees to maintain accurate and complete records of all repairs and maintenance to the Equipment. Any modifications or additions to the Equipment required by any governmental edict shall be promptly made by Lessee at its own expense.

Without the prior written consent of Lessor, Lessee shall not make any alterations, additions or improvements to the Equipment which are permanent or which detract form its economic value or functional utility, except as many be required pursuant to the preceding sentence of this Paragraph 7. All additions and improvements to the Equipment shall belong to and immediately become the property of Lessor and shall be returned to Lessor with the Equipment upon the expiration or earlier termination of this Lease unless Lessor notifies Lessee to restore such Equipment to its original state.

8. LOSS, DAMAGE. Lessee assumes the risk of loss and damage to the Equipment, or any portion thereof, from every cause whatsoever, including but not limited to damage, destruction, loss or theft. No loss, theft, damage, destruction of the Equipment shall relieve Lessee of the obligation to pay Rent or to comply with any other obligation under this Lease. In the event of damage to any item of Equipment, Lessee shall immediately place the Equipment in good condition and working order at Lessee's expense. If Lessor determines that any item of Equipment is lost, stolen, destroyed, or damaged beyond repair, Lessee shall, at Lessor's option, either:

      (a) Replace the same with like equipment in good condition and working order, free and clear of all liens, claims or encumbrances, which equipment shall thereupon become subject to this Lease; or

      (b) Pay Lessor, not as a penalty, but herein liquidated for all purposes an amount equal to the sum of (i) any accrued and unpaid Rent as of the date the loss, theft, damage or destruction occurred ("Date of Loss") plus the total of any amounts due to Lessor pursuant to Paragraph 3; (ii) the present value of all future rentals reserved in this Lease and contracted to be paid over the unexpired term of this Lease discounted at a rate equal to the discount rate of the Federal Reserve Bank of San Francisco as of the Date of Loss; (iii) the discounted value of the agreed upon or estimated residual value of the Equipment as of the expiration of this Lease or any renewal thereof discounted at a rate equal to the discount rate of the Federal Reserve Bank of San Francisco as of the Date of Loss; and (iv) any other amount otherwise then due and owing under this Lease or which otherwise will become due and owing irrespective of the fact that the Equipment has been damaged, destroyed, lost or stolen including any additional taxes or other charges that may otherwise arise by reason of the damage, destruction, loss or theft of the Equipment. Lessee further agrees to pay late charges calculated in accordance with Paragraph 3 from the Date of Loss to the date the casualty payment is paid to Lessor.

9. INSURANCE. Commencing on the date risk of loss passes to Lessor from the Supplier and continuing until all of Lessee's obligations under this Lease have been satisfied, Lessee shall, at Lessee's own expense, keep the Equipment and any replacements thereto insured against such risks, and in such amounts, in such form and with such companies as are satisfactory to Lessor. All such insurance policies shall protect Lessor and Lessee, as their respective interests may appear, and shall provide that all losses shall be payable to and adjusted solely with Lessor. Lessee shall, at Lessee's own expense, also maintain public liability insurance, in such form and with such companies as are satisfactory to Lessor, insuring Lessor with respect to injury to person or property resulting from the condition, locations, maintenance, and actual or alleged use of the Equipment. Lessee shall, prior to the acceptance of a Schedule by Lessor, deliver to Lessor each of the foregoing policies or satisfactory evidence of such insurance. Each such policy shall contain an endorsement providing that the insurer will give Lessor not less than 30 days' prior written notice of the effective date of any alteration or cancellation of such policy. Lessee shall furnish annually to Lessor satisfactory evidence of the maintenance of such insurance. Lessee hereby irrevocably appoints Lessor as Lessee's attorney-in-fact to make claim for, receive payment of, and execute any and endorse all documents for loss or damages under any insurance policy as herein specified. In case of the failure of Lessee to maintain any of such insurance, Lessor shall have the right, but shall not be obligated, to obtain such insurance, and therefor, Lessee hereby grants Lessor the irrevocable right to select an insurance broker for the procurement and maintenance of such insurance coverage herein specified.

10. TAXES. Lessee shall pay directly, or to Lessor, all license fees, registration fees, assessments and taxes which may now or hereafter be imposed upon the ownership, sale (if authorized), possession or use of the Equipment, excepting only those based on Lessor's income or any single business tax of Lessor. All required personal property tax returns relating to the Equipment shall be filed by Lessor unless otherwise provided in writing. If Lessee fails to pay and said fees,


 THIS LEASE MAY NOT BE AMENDED EXCEPT BY A WRITING SIGNED BY LESSOR AND LESSEE.
                          LESSEE'S INITIALS (INITIALS)


Dated:  May 10, 1994
      ------------------------

LESSEE:                                LESSOR:

        NANOGEN, INC.                  LEASE MANAGEMENT SERVICES, INC.
-------------------------------------
By      Signature of Tina Nova, Ph.D.  By      Signature of Barbara B. Kaiser
  -----------------------------------    --------------------------------------------
Title   PRESIDENT & COO                Title   SR. VICE PRESIDENT / GENERAL MANAGER
     --------------------------------       -----------------------------------------

assessments, or taxes, Lessor shall have the right but not the obligation to pay the same, and such amount, including penalties and costs, shall be payable to Lessor at the next Rent due date, and if not so paid, shall be the same as failure to pay any Rent due hereunder. Lessor shall not be responsible for contesting any valuation of tax imposed on the Equipment but may do so strictly as an accommodation to Lessee and shall not be liable or accountable to Lessee therefor. If Lessee pays any taxes, fees, or assessments directly to the appropriate taxing authority, Lessee agrees to immediately notify Lessor and to provide Lessor documentary evidence of said payment.

11. LESSEE'S FAILURE TO PAY: LESSOR'S PAYMENT. In the event Lessee fails to pay any amounts due hereunder, including Lessee's obligation to pay taxes and insurance, or to perform any of its other obligations under this Lease, Lessor may, at its option, pay such amounts or perform such obligations, and Lessee shall reimburse Lessor the amount of such payment or cost of such performance, including any charges or penalties which have been levied by the taxing authority or insurance carrier for such late payment. Within ten (10) days from demand, such reimbursement shall be paid as additional Rent plus late charges as calculated in accordance with Paragraph 3 from the date of Lessor's payment to the date of reimbursement.

12. TITLE. The Equipment is, and shall at all times be the sole and exclusive property of Lessor, and Lessee shall have no right, title or interest therein or thereto except as expressly set forth in this Lease. Further, the Equipment shall at all times remain personal property, notwithstanding that the Equipment or any part thereof may be affixed or attached to real property or any building thereon.

      Lessee shall keep the Equipment free and clear from all liens, charges, encumbrances, legal process, and claims. Lessee shall not assign, sublet, hypothecate, sell, transfer or give up possession of the Equipment or any interest in this Lease, and any such attempt shall be null and void.

13. INDEMNITY. Lessee shall indemnify and hold Lessor harmless from and against all claims, losses, liabilities (including negligence, tort and strict liability), damages, judgments, suits, and all legal proceedings, and any and all costs and expenses in connection therewith (including attorney's fees) arising out of or in any manner connected (a) with the manufacture, purchase, financing, ownership, delivery, rejection, nondelivery, possession, use, transportation, storage, operation, maintenance, repair, return or other disposition of the Equipment; or (b) with this Lease, including, without limitation, claims for injury or death of persons and for damage to property, and claims for patent, trademark or copyright infringement, and give Lessor prompt notice of any claim or liability.

14. NON-TERMINABLE LEASE: OBLIGATIONS UNCONDITIONAL. This Lease cannot be terminated except as expressly provided herein. Lessee hereby agrees that Lessee's obligation to pay all Rent and any other amounts owing hereunder shall be absolute and unconditional.

15. HOLDING OVER. Any use of the Equipment by Lessee beyond the initial Lease term or any renewal thereof shall be an extension of this Lease term at the then current Rent on a month-to-month basis terminable by Lessor on ten (10) days' notice to Lessee and all obligations of Lessee herein contained, including payment of Rents, shall continue during such holding over. Any holdover period is limited to twelve (12) months without written consent of Lessor.

16. RETURN OF EQUIPMENT. Upon the expiration or earlier termination of this Lease with respect to the Equipment or any part thereof, Lessee shall return the same to Lessor in good condition and working order, ordinary wear and tear excepted, in the following manner as selected by Lessor:

      (a) By properly packing and delivering the Equipment at Lessee's cost and expense, to such place as Lessor shall specify within the County in which the same was delivered to Lessee; or

      (b) By properly packing and loading the Equipment, at Lessee's cost and expense, on board such carrier as Lessor shall specify, and shipping the same, freight prepaid, to the destination indicated by Lessor.

      Lessee agrees to pay for all repair to the Equipment other than attributable to ordinary wear and tear. Notice of Lessee's intent to return Equipment must be received by Lessor at least sixty (60) days prior to return.

17. LESSEE'S WAIVERS. To the extent permitted by applicable law, Lessee hereby waives any and all rights and remedies conferred upon a Lessee by Sections 10508 through 10522 of the Cal.Com.C., including but not limited to Lessee's rights to: (i) cancel this Lease; (ii) repudiate this Lease; (iii) reject the Equipment; (iv) revoke acceptance of the Equipment; (v) recover damages from Lessor for any breaches of warranty or for any other reason; (vi) a security interest in the Equipment in Lessee's possession or control for any reason;
(vii) deduct all or any part of any claimed damages resulting from Lessor's default, if any, under this Lease; (viii) accept partial delivery of the Equipment; (ix) "cover" by making any purchase or lease of or contract to purchase or lease Equipment in substitution for Equipment due from Lessor; (x) recover any general, special, incidental or consequential damages, for any reason whatsoever; and (xi) specific performance, replevin, detinue, sequestration, claim and delivery or the like for any Equipment identified to this Lease. To the extent permitted by applicable law, Lessee also hereby waives any rights now or hereafter conferred by statue or otherwise which may require Lessor to sell, lease or otherwise use any Equipment in mitigation of Lessor's damages as set forth in Paragraph 19 or which may otherwise limit or modify any of Lessor's rights or remedies under Paragraph 19. Any action by Lessee against Lessor for any default by Lessor under this Lease, including breach of warranty or indemnity, shall be commenced within one (1) year after any such cause of action accrues.

18. DEFAULT. Any of the following events or conditions shall constitute an event of default ("Event of Default") hereunder:

      (a) Lessee's failure to pay when due any Rent or other amount due hereunder;

      (b) Lessee's failure to perform any other term, covenant, or condition hereof or a default under any other agreement between Lessor and Lessee;

      (c) The breach of any representation or warranty made by Lessee or any guarantor of this Lease;

      (d) Seizure of the Equipment under legal process;

      (e) A filing by or against Lessee of a Petition for Reorganization or Liquidation under the Bankruptcy Code or any amendments thereto or any other insolvency law providing for the relief of debtors;

      (f) The voluntary or involuntary making of an assignment of a substantial portion of its assets by Lessee for the benefit of creditors, employment of a receiver or trustee for Lessee or for any of Lessee's assets, the institution of formal or informal proceedings by or against Lessee for dissolution, liquidation, settlement of claims against or winding up of the affairs of Lessee, or the making by Lessee of a transfer of all or a material portion of Lessee's assets or inventory not in the ordinary course of business;

      (g) The value or condition of any collateral furnished by the Lessee, or any guarantor of this Lease, becomes impaired or diminished as to, in Lessor's reasonable opinion, increase Lessor's credit risk;

      (h) If , in Lessor's reasonable opinion, there should be a material adverse change in the financial condition of Lessee.

19. REMEDIES. Upon the occurrence of any Event of Default and at any time thereafter, Lessor may, with or without canceling this Lease, in its sole discretion, do any one or more of the following:

      (a) upon notice to Lessee cancel this Lease and any or all Schedules;

      (b) continue to be the owner of the Equipment and may, but is not obligated to, take possession of the Equipment, dispose of the Equipment by sale or otherwise, all of which determinations may be made by Lessor in its absolute discretion and for its own account;

      (c) declare immediately due and payable all Rents due and to become due hereunder for the full term of this Lease (including any renewal or purchase obligations);

      (d) recover from Lessee damages not as penalty but herein liquidated for all purposes and in an amount equal to the sum of (i) any accrued and unpaid rent as of the date of entry of judgment in favor of Lessor plus the total of any amounts due to Lessor pursuant to Paragraph 3; (ii) the present value of all future rentals reserved in this Lease and contracted to be paid over the unexpired term of this Lease discounted at a rate equal to the discount rate of the Federal Reserve Bank of San Francisco as of the date of entry of judgment in favor of Lessor; (iii) all commercially reasonable costs and expenses incurred by Lessor in any repossession, recovery, storage, repair, sale, re-lease, or other disposition of the Equipment including reasonable attorneys' fees and costs incurred in connection therewith or otherwise resulting from Lessee's default; (iv) the present value of the agreed upon or estimated residual value of the Equipment as of the expiration of this Lease or any renewal thereof discounted at a rate equal to the discount rate of the Federal Reserve Bank of San Francisco as of the date of entry of judgment in favor of Lessor; and (v) any indemnity, if then determinable, plus interest at eighteen percent (18%) per annum;

      (e) in its sole discretion, re-lease or sell any or all of the Equipment at a public or private sale on such terms and notice as Lessor shall deem reasonable and recover from Lessee damages, not as a penalty, but herein liquidated for all purposes and in an amount equal to the sum of (i) any accrued and unpaid rent as of the later of (A) the date of default or (B) the date that Lessor has obtained possession of the Equipment or such other date as Lessee has made an effective tender of possession of the Equipment back to Lessor ("Default Date"); plus rent (at the rate provided for in this Lease) for the additional period (but in no event longer than two (2) months) that it takes Lessor to resell or re-let all of the Equipment, plus the total of any amounts due to Lessor pursuant to Paragraph 3; (ii) the present value of all future rentals reserved in this Lease and contracted to be paid over the unexpired term of this Lease discounted at a rate equal to the discount rate of the Federal Reserve Bank of San Francisco as of the Default Date; (iii) all commercially reasonable costs and expenses incurred by Lessor in any repossession, recovery, storage, repair, sale, re-lease or other disposition of the Equipment including reasonable attorneys' fees and costs incurred in connection with or otherwise resulting from the for the additional period (but in no event longer than two
(2) months) that it takes Lessor to resell or re-let all of the Equipment, plus the total of any amounts due to Lessor pursuant to Paragraph 3; (ii) the present value of all future rentals reserved in this Lease and contracted to be paid over the unexpired term of this Lease discounted at a rate equal to the discount rate of the Federal Reserve Bank of San Francisco as of the Default Date; (iii) all commercially reasonable costs and expenses incurred by Lessor in any repossession, recovery, storage, repair, sale, re-lease or other disposition of the Equipment including reasonable attorneys' fees and costs incurred in connection with or otherwise resulting from the Lessee's default; (iv) estimated residual value of the Equipment as of the expiration of this Lease or any renewal thereof; and (v) any indemnity, if then determinable, plus interest at eighteen percent (18%) per annum; LESS the amount received by Lessor upon such public or private sale or re-lease of such items of Equipment; if any;

      (f) exercise any other right or remedy which may be available to it under the Uniform Commercial Code or any applicable law.

      A cancellation hereunder shall occur only upon notice by Lessor and only as to such items of Equipment as Lessor specifically elects to cancel and this Lease shall continue in full force and effect as to the remaining items, if any. If this Lease is deemed at any time to be one intended as security, Lessee agrees that the Equipment shall secure; in addition to the indebtedness set forth herein, all other indebtedness at any time owing by Lessee to Lessor.

      No remedy referred to in this Paragraph is intended to be exclusive, but shall be cumulative and in addition to any other remedy referred to above or otherwise available to Lessor at law or in equity. No express or implied waiver by Lessor of any default shall constitute a waiver of any other default by Lessee or a waiver of any of Lessor's rights.

20. ASSIGNMENT BY LESSOR. LESSOR MAY ASSIGN OR TRANSFER THIS LEASE OR ANY SCHEDULES OR LESSOR'S INTEREST IN THE EQUIPMENT WITHOUT NOTICE TO LESSEE. Any assignee or transferee of Lessor shall have the rights, but none of the obligations, of Lessor under this Lease. Lessee agrees that it will not assert against any assignee or transferee of Lessor any defense, counterclaim or offset that Lessee may have against Lessor and that upon notice, it will pay Rent to such assignee or transferee. Lessee acknowledges that any assignment or transfer by Lessor shall not materially change Lessee's duties or obligations under this Lease nor materially increase the burdens or risks imposed on Lessee.

21. NO ASSIGNMENT BY LESSEE. LESSEE SHALL NOT ASSIGN OR IN ANY WAY DISPOSE OF ALL OR ANY PART OF ITS RIGHTS OR OBLIGATIONS UNDER THIS LEASE OR ENTER INTO ANY SUBLEASE OF ALL OR ANY PART OF THE EQUIPMENT WITHOUT THE PRIOR WRITTEN CONSENT OF LESSOR.

22. FURTHER ASSURANCES. Lessee will promptly and duly execute and deliver to Lessor such further documents and take such further actions as Lessor may from time to time deem necessary in order to carry out the intent and purpose of this Lease and to protect the interests of Lessor under this Lease. Lessee, at the request of Lessor, agrees to execute and deliver to Lessor, any financing statements, fixture filings, or other instruments necessary for perfecting the interest and title of Lessor in this Lease and the Equipment, agrees that a copy of this Lease may be so filed, and agrees that all costs incurred in connection therewith (including, without limitation, filing fees and taxes) shall be paid by Lessee. Lessee hereby appoints Lessor as Lessee's attorney-in-fact to affix Lessee's signature to any and all such documents. Lessee will deliver to Lessor monthly financial statements (unaudited but prepared in accordance to generally accepted accounting principles) within 30 days of each month-end and audited annual financial statements within three months of fiscal year-end, which financial statements, Lessee warrants, shall fully and fairly represent the true financial condition of Lessee.

23. MISCELLANEOUS. This Lease shall constitute and agreement of lease and nothing herein shall be construed as giving to Lessee any right, title or interest in any of the Equipment except as a Lessee only. If Lessee is a partnership, then this Lease is executed by a general partner thereof, and if Lessee is a corporation, then this Lease is executed by a duly authorized officer of said corporation pursuant to authority granted by the board of directors of said corporation. This Lease may be executed in several counterparts, each of which shall constitute an original and in each case, such counterparts together shall constitute but one and the same instrument.

      (a) Law: Jurisdiction, Venue. This Lease shall be deemed to have been made an accepted in San Mateo County, California, where Lessor's principal place of business is located, and shall be governed by the laws of the State of California, except for local recording statutes. Lessee hereby agrees that all actions and proceedings arising from this Lease may be litigated, at the election of Lessor, only in courts having sites within the State of California and Lessee hereby consents to the jurisdiction of any state or federal court located within the State of California. Lessee agrees that if any action is brought to enforce the provisions of this Lease by either party, the County of San Mateo shall be a proper place for the trial of such action. Lessee agrees to waive trial by jury.

      (b) Binding on Successors. The terms and conditions of this Lease shall, subject only to the provisions as to assignment, be binding upon and inure to the benefit of Lessor and Lessee and their respective heirs, executors, administrators and assigns.

      (c) Survival. Lessee's indemnities such as given in Paragraph 13 and in any addenda to this Lease shall survive the expiration or other termination of this Lease.

      (d) Entire Agreement; Non-Waiver; Notices; Severability. This Lease constitutes the entire understanding between Lessor and Lessee relating to the subject matter hereof. Any representation, promise or conditions not contained herein shall not be binding unless in writing and signed by duly authorized representatives of each party. No covenant or condition of this Lease can be waived except by the written consent of Lessor. Any notices required to be given hereunder shall be given in writing at the address of each party herein set forth, or at such other address as either party may substitute by written notice to the other. If any condition of this Lease is held invalid, such invalidity shall not affect any other provision hereof.

      (e) Gender; Number; Joint and Several Liability; Authorization; Paragraph Headings. Whenever the content of this Lease requires, the masculine gender includes the feminine or neuter, and the single number includes the plural. Whenever the word "Lessor" is used herein, it shall include all assignees of Lessor. Whenever the word "herein" is used referring to this Lease, it shall include the applicable Schedules hereto. If there is more than one Lessee named in this Lease, the liability of each shall be joint and several. Lessee hereby authorizes Lessor to (i) insert serial numbers and other identification in the Equipment Description when known and (ii) correct any patent errors or omissions in this Lease. The titles to the Paragraphs of this Lease are solely for the convenience of the parties and shall in no way be held to explain, modify, amplify or aid in the interpretation of the terms and provisions hereof.

                         LEASE MANAGEMENT SERVICES, INC.

                                  1ST AMENDMENT

                        TO COLLATERAL SECURITY AGREEMENT
                               DATED JULY 30, 1996

                                 BY AND BETWEEN

                         NANOGEN, INC., AS LESSEE/DEBTOR

                                       AND

LEASE MANAGEMENT SERVICES, INC., AS LESSOR/SECURED PARTY

Lessee/Debtor and Lessor/Secured Party hereby agree to amend the Collateral Security Agreement dated July 30, 1996 and all other related documents (herein collectively referred to as the "Agreements") as follows:

DELETE THE FOLLOWING DEFINITION OF COLLATERAL:

All equipment and personal property which has been or is presently leased or financed by LMSI to NANOGEN as set forth on the sixty-nine (69) page Exhibit A attached hereto and made an integral part hereof, including, but not limited to, lab, test and office furniture and equipment and any and all attachments, accessions, additions, replacements, improvements, upgrades, modifications and substitutions thereto and thereof and all proceeds including insurance proceeds thereof and therefrom (collectively "Collateral").

REPLACE WITH THE FOLLOWING DEFINITION OF COLLATERAL:

All equipment and personal property now owned or hereafter acquired and leased or financed by Lessor/Secured Party to Lessee/Debtor under Master Lease Agreement No. 10466, Equipment Financing Agreement No. 10766, and all schedules thereunder, including, but not limited to lab equipment and furniture, test and scientific equipment, office equipment and furniture, and computer and networking equipment, including any and all attachments, accessions, additions, replacements, improvements, upgrades, modifications and substitutions thereto and thereof and all proceeds including insurance proceeds thereof and therefrom, (collectively, the "Collateral").

All other terms and conditions remain the same.

IN WITNESS WHEREOF, Lessee/Debtor and Lessor/Secured Party have each caused this Amendment to be duly executed in their respective names.

LESSEE/DEBTOR:                      LESSOR/SECURED PARTY:
NANOGEN, INC.                       LEASE MANAGEMENT SERVICES, INC.

BY:  /S/ TINA NOVA                  BY:  /S/ BARBARA B. KAISER
   ------------------------------      -----------------------------------------

TITLE:  PRESIDENT AND COO           TITLE:  SR. VICE PRESIDENT / GENERAL MANAGER
      ---------------------------         --------------------------------------

DATE:  10/8/97                      DATE:  10/8/97
     ----------------------------        ---------------------------------------

      LEASE MANAGEMENT SERVICES, INC.


                          COLLATERAL SECURITY AGREEMENT


Agreement made and entered into as of this 30th day of July, 1996, by and between NANOGEN, INC. Lessee/Debtor and LEASE MANAGEMENT SERVICES, INC. Lessor/Secured Party.

As security for the payment and performance by NANOGEN, INC. ("NANOGEN") to LEASE MANAGEMENT SERVICES, INC. ("LMSI") under (a) Master Lease Agreement Number 10466 and the Equipment Financing Agreement Number 10766, and all schedules thereunder between NANOGEN and LMSI (hereinafter collectively referred to as the "Agreements"); (b) any and all obligations of NANOGEN hereinunder to LMSI and any and all indebtedness and obligations of NANOGEN to LMSI, direct, indirect or contingent, joint or several, whether or not otherwise secured, and whether now existing or hereafter incurred; and (c) any and all amounts advanced or expended by LMSI for the maintenance or preservation of the Fixed Assets (hereinafter referred to as "Collateral"); NANOGEN hereby pledges, assigns and grants to LMSI, a first security interest in:

All equipment and personal property which has been or is presently leased or financed by LMSI to NANOGEN as set forth on the sixty-nine (69) page Exhibit A attached hereto and made an integral part hereof, including, but not limited to, lab, test and office furniture and equipment and any and all attachments, accessions, additions, replacements, improvements, upgrades, modifications and substitutions thereto and thereof and all proceeds including insurance proceeds thereof and therefrom (collectively "Collateral").

NANOGEN hereby warrants that it is the sole owner in possession of all Collateral and that the Collateral is free and clear of all liens, encumbrances and adverse claims, with the exception of the security interest herein created and all other security interests previously granted to LMSI. NANOGEN agrees to execute and deliver to LMSI at any time and from time to time such other security agreements or mortgages of chattel as LMSI may reasonably request, covering the Collateral. NANOGEN also agrees to appear in and defend any and all actions and proceedings, at its own expense, affecting title to the Collateral or any part thereof, or affecting the security interest of LMSI therein.

NANOGEN also agrees to: do all acts which may necessary to maintain, preserve and protect the Collateral and to keep the Collateral in good condition and repair; not to cause or permit any waste or unusual or unreasonable depreciation thereof or any act for which the Collateral might be confiscated; to pay before delinquency all taxes, assessments and liens now or hereafter imposed upon the Collateral; not to sell, lease, encumber or dispose of all or any part of the Collateral; at any time upon demand of LMSI to exhibit to and allow inspection by LMSI of the Collateral; not to remove or permit the removal of the Collateral from the premises where it is now located without the prior written consent of LMSI; to provide, maintain and deliver to LMSI policies insuring the Collateral against loss or damage by such risks and in such amounts, forms and companies as LMSI reasonably requires and with loss payable to LMSI. If LMSI takes possession of the Collateral in the event of a Default, the insurance policy or policies of any unearned or returned premium shall, at the option of LMSI, be assigned by NANOGEN to LMSI, upon LMSI crediting the amount of any unearned premium upon the obligation secured hereby.

In the event the Collateral is destroyed or an item thereof and payment upon such policies of insurance is made to NANOGEN and NANOGEN chooses not to replace the Collateral with

COLLATERAL SECURITY AGREEMENT
NANOGEN, INC.
PAGE 2 OF 3


equipment of like kind or value, LMSI will retain all insurance proceeds except to the extent that the proceeds exceed the remaining obligation of NANOGEN to LMSI. If NANOGEN chooses to replace the Collateral or item thereof with equipment of like kind and value, the replacement must be completed within 35 days of loss, unless otherwise agreed by LMSI, NANOGEN must acquire title to the replacement free and clear of liens and encumbrances and grant to LMSI a first priority perfected security interest therein; otherwise LMSI shall be entitled to the insurance proceeds. The provisions of this paragraph shall not apply to Collateral specifically covered by any schedules to a Master Lease or Equipment Financing Agreement between NANOGEN and LMSI which shall governed by the provisions of the applicable Master Lease and Equipment Financing Agreement.

If NANOGEN fails to make any payment or do any act as herein required, then LMSI may, but without obligation to do so, and without notice to or demand upon NANOGEN, make such payments and do such acts as LMSI may deem necessary to protect its security interest in the Collateral. LMSI is hereby authorized (without limiting the general nature of the authority hereinabove conferred) to take possession of the Collateral; to pay, purchase, contest, and compromise any encumbrance, charge or lien which in the judgment of LMSI appears to be prior or superior to its security interest; and, in exercising any such powers and authority, to pay necessary expenses, employ counsel and pay reasonable fees therefor. NANOGEN hereby agrees to repay immediately, and without demand, all sums so expended by LMSI, with interest from date of expenditure at the rate of Eighteen Percent (18%), but never to exceed any legal limit for such interest.

Any officer of LMSI is hereby irrevocably appointed the attorney-in-fact of NANOGEN, with full power of substitution, to sign any certificate of ownership, registration card, application therefor, affidavits or documents necessary to transfer title to any of the Collateral, to receive and give receipt for all licenses, registration cards and certificates of ownership, and to do all acts necessary or incident to the powers granted to LMSI herein, as full as NANOGEN might.

Should NANOGEN default under the Lease, upon written notice, pursuant to the terms and conditions of the Agreements, LMSI may (a) immediately take possession of the Collateral wherever it may be found, using all necessary force to do so or require NANOGEN to assemble the Collateral and make it available to LMSI at a place designated by LMSI which is reasonably convenient to LMSI, and NANOGEN waives all claims for damages due to or arising from or connected with any such taking; (b) proceed in the foreclosure of LMSI's security interest and the sale of the Collateral in any manner permitted by law, or provided for herein; (c) sell, lease or otherwise dispose of the Collateral at public or private sale, with or without having the Collateral at the place of sale, and upon terms and in such manner as LMSI may determine, and LMSI may purchase the same at any such sale; (d) retain the Collateral in full satisfaction of the obligations secured thereby; (e) exercise any remedies of a LMSI under the Uniform Commercial Code.

Prior to any such disposition, LMSI may, at its option, cause any of the Collateral to be repaired or reconditioned in such manner and to such extent as LMSI may deem advisable, and any sums expended therefor by LMSI shall be repaid by NANOGEN and secured hereby; LMSI shall have the right to enforce one or more remedies hereunder successively or concurrently, and any such action shall not stop or prevent LMSI from pursuing any further remedy which it may have hereunder or by law. If a sufficient sum is not realized from any such disposition of Collateral to pay all obligations secured by this agreement, NANOGEN hereby promises and agrees to pay LMSI any deficiency.

Time and exactitude of each of the terms, obligations, covenants and conditions are hereby declared to be the essence hereof. No waiver by LMSI of any breach or default shall be deemed a waiver of any breach or default thereafter occurring and the taking of any action by LMSI shall not be deemed to be an election of that action but rather the rights and privileges and options

COLLATERAL SECURITY AGREEMENT
NANOGEN, INC.
PAGE 3 OF 3


granted to LMSI under the terms hereof shall be deemed cumulative, the one with the other and not alternative.

Should the Collateral be sold, with or without the consent of LMSI, then it is expressly agreed that the proceeds from said sale are hereby assigned to LMSI who shall immediately receive the entire proceeds.

NANOGEN agrees to execute any additional documents deemed necessary by LMSI to assure the perfection of the security interest created hereunder and to pay any fees or charges paid by LMSI in connection with the perfection of, or continue the perfection of, the security interest created hereunder.

Upon termination of the Agreements and the satisfaction of all obligations of NANOGEN thereunder, LMSI shall release its security interest in the Collateral, and this Collateral Security Agreement shall thereupon be without further effect.

IN WITNESS WHEREOF, the parties have caused this Collateral Security Agreement to be executed as of this 30th day of July, 1996.

LESSEE/DEBTOR:                               LESSOR/SECURED PARTY
NANOGEN, INC.                                LEASE MANAGEMENT SERVICES, INC.

LESSEE/DEBTOR:                      LESSOR/SECURED PARTY:
NANOGEN, INC.                       LEASE MANAGEMENT SERVICES, INC.

BY:  /S/ TINA NOVA                  BY:  /S/ BARBARA B. KAISER
   ------------------------------      -----------------------------------------

TITLE:  PRESIDENT & COO             TITLE:  EVP/General Manager
      ---------------------------         --------------------------------------

      LEASE MANAGEMENT SERVICES, INC.


                       NEGATIVE COVENANT PLEDGE AGREEMENT


Agreement made and entered into as of the 10th day of May , 1994, by and between NANOGEN, INC., a California Corporation, with its principal place of business at 4510 Executive Drive, Suite 214, San Diego, CA 92121 ("Pledgor") and LEASE MANAGEMENT SERVICES, INC., a California Corporation, with its principal place of business at 2500 Sand Hill Road, Suite #101, Menlo Park, CA 94025 ("Pledgee").

In consideration of, and as an inducement for Pledgee to enter into a Master Lease Agreement Number 10466 and Equipment Financing Agreement Number 10766, and all Schedules thereunder, (referred to hereinafter as the "Agreements") with Pledgor, and to secure the payment and performance of all Pledgor's obligations under the Agreements, Pledgor and Pledgee agree as follows:

1) If at any point, effective the earlier of March 31, 1996 or 9 months from the closing of Pledgor's next equity financing, Pledgor's Unrestricted Cash (as defined below) falls below the greater of the financial requirements listed in A) or B), or Pledgor is in default of the Agreements, Pledgor agrees to provide to Pledgee within 10 days of such occurrence a cash security deposit in an amount equal to Twenty percent (20%) of the total aggregate Equipment cost (including any soft costs) which are included in the Agreements ("Collateral Pledge").

      A) PRE-IPO: $3,000,000.00 or 6 months' cash needs (defined as the cash burn for three months just completed, multiplied by a factor of 2.3).

      B) POST- IPO: $8,000,000.00 or 9 months' cash needs (defined as the cash burn for the quarter just completed, multiplied by a factor of 3.3).

      Unrestricted Cash shall be defined as cash on hand, including investments in marketable securities with maturities of less than one (1) year, less all debt which is not subordinated to Pledgee.

      The failure to timely provide the Collateral Pledge to Pledgee shall constitute an event of default under the Agreements.

2) Pledgor agrees to provide monthly financial statements, including a cash flow statement, balance sheet and statement of operations, to Pledgee within 30 days of each month-end, and an audited annual statement within 90 days of Pledgor's fiscal year end. All such statements to be prepared using generally accepted accounting principles and to be in compliance with SEC requirements. Failure to provide these statements as specified herein will constitute an event of default under the Agreements.

3) Pledgor agrees to keep all Unrestricted Cash within the following financial institutions:

               Financial Institution:              Bank of America
                                                   -----------------------------
               Account Number:                     10-20-008-753300
                                                   -----------------------------
               Officer Contact:                    Ronald R. Bettenhausen
                                                   -----------------------------
               Phone Number:                       (213) 229-1470
                                                   -----------------------------

NEGATIVE COVENANT PLEDGE AGREEMENT
NANOGEN, INC.
PAGE 2 OF 3


               Financial Institution:
                                                   -----------------------------
               Account Number:
                                                   -----------------------------
               Officer Contact:
                                                   -----------------------------
               Phone Number:
                                                   -----------------------------


      Any changes in the above information shall be provided in writing by the Pledgor to Pledgee within five (5) days of such change.

      Pledgor hereby authorizes these financial institutions to give specific account balance information to Pledgee and agrees to execute any other documents or take any other action required to provide verification of unrestricted cash balances.

4) Pledgee agrees to pay interest on the Collateral Pledge at a simple interest rate equal to 4.50%, which interest will accrue from the date the Collateral Pledge is received until the date the Collateral Pledge and interest are returned to the Pledgor.

5) Pledgor agrees to recognize the Collateral Pledge as a contingent liability and to establish the appropriate reserves.

6) Upon any default by Pledgor under the Agreements and while the same is continuing, interest accrual on the Collateral Pledge shall cease and Pledgee may, at its option, apply the Collateral Pledge and any interest accrued to that date toward the satisfaction of Pledgor's obligations under the Agreements, and the payment of all costs and expenses incurred by Pledgee as a result of such default. including reasonable attorney's fees. Pledgee is liable to Pledgor only for any surplus remaining from said Collateral Pledge after the full satisfaction of the foregoing obligations, costs and expenses.

7) Pledgee shall have no duty to first commence an action against or seek recourse from Pledgor, in the event of a default under the Agreements, before enforcing the provisions of, and proceeding under the provisions of, this Negative Covenant Pledge Agreement. The obligations of Pledgor under this Negative Covenant Pledge Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released or discharged or in any way affected by:

      a)    any amendment or modification of or supplement to the Agreements;

      b) any exercise or non-exercise of any right, remedy or privilege under or in respect to this Negative Covenant Pledge Agreement, the Agreements, or any other instrument provided for in the Agreement(s), or any waiver, consent, explanation, indulgency or actions or inaction with respect to any such instrument; or

      c) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or similar proceeding of Pledgor.

NEGATIVE COVENANT PLEDGE AGREEMENT
NANOGEN, INC.
PAGE 3 OF 3


8) The entire Collateral Pledge and any accrued interest will be returned to Pledgor when Pledgor's Unrestricted Cash exceeds the benchmark defined above for a period of at least one fiscal quarter and continues to remain greater and Pledgor is not in default of any financial obligation.

      Return of any required Collateral Pledge prior to the Termination of the Agreements (as defined below) is contingent upon the following additional conditions: (a) verification of all benchmarks is to be acceptable to Pledgee; (b) Pledgor has made all payments in a timely manner to Pledgee according to the terms of the Agreements; (c) Pledgor is not then, nor has ever been in default of its obligation to the Pledgee under the Agreements, and Pledgor has not defaulted on any other financial obligation; (d) monthly financial statements have been provided to Pledgee within 30 days of each month-end; (e) an annual audited statement has been provided to Pledgee within 90 days of Pledgor's fiscal year end; and (f) Pledgor has not suffered any material adverse change.

      The Termination of the Agreements shall be defined as the satisfaction of all Pledgor's obligations under the Agreements.

      If the Collateral Pledge is returned prior to the Termination of the Agreements, this Negative Covenant Pledge Agreement shall remain in full force and effect.

9) If the Collateral Pledge has not been previously returned, upon Termination of the Agreements and the satisfaction of all obligations of Pledgor thereunder, Pledgee shall deliver the Collateral Pledge (less any portion of same cashed, sold, assigned or delivered pursuant to, and under the circumstances specified in, Paragraph 6 hereof) to Pledgor, and this Negative Covenant Pledge Agreement shall thereupon be without further effect.

IN WITNESS WHEREOF, the parties hereto have caused this Negative Covenant Pledge to be executed as of the date first above written.


PLEDGOR:                                   PLEDGEE:

NANOGEN, INC.                              LEASE MANAGEMENT SERVICES, INC.


By: Signature of Tina Berger-Nova, Ph.D.   By: Signature of Barbara B. Kaiser
   -------------------------------------      ---------------------------------------

Its: President & COO                       Its:  Sr. Vice President / General Manager
    ------------------------------------       --------------------------------------

      LEASE MANAGEMENT SERVICES, INC.


                       NEGATIVE COVENANT PLEDGE AGREEMENT


Agreement made and entered into as of the 8th day of May, 1995, by and between NANOGEN, INC., a California Corporation, with its principal place of business at 10398 Pacific Center Court, San Diego, CA 92121 ("Pledgor") and LEASE MANAGEMENT SERVICES, INC., a California Corporation, with its principal place of business at 2500 Sand Hill Road, Suite #101, Menlo Park, CA 94025 ("Pledgee").

In consideration of, and as an inducement for Pledgee to enter into a Master Lease Agreement Number 10466 Schedule Number 14 and subsequent and Equipment Financing Agreement Number 10766 Schedule Number 07 and subsequent, (referred to hereinafter as the "Agreements") with Pledgor, and to secure the payment and performance of all Pledgor's obligations under the Agreements, Pledgor and Pledgee agree as follows:

1) If at any point in time from the date of this Agreement, Pledgor's Unrestricted Cash (as defined below) falls below the financial requirements listed in A) or B), or Pledgor is in default of the Agreements, Pledgor agrees to provide to Pledgee within 10 days of such occurrence a cash security deposit as defined in A) or B) below.

      A) PRE-IPO: Effective 7/31/95, in the event unrestricted cash falls below $3,000,000 or 6 months' cash needs (defined as the cash burn for quarter just completed, multiplied by a factor of 2.3), Pledgor will provide a cash security deposit in an amount equal to twenty percent (20%) of the total aggregate Equipment cost (including any soft costs) which are included in the Agreements ("Collateral Pledge").

      B) POST- IPO: At the earlier of Pledgor's IPO or after such time Pledgor's cash balance is equal to or greater than $18,000,000 in the event unrestricted cash falls below the greater of $8,000,000 or 9 months' cash needs (defined as the cash burn for the quarter just completed, multiplied by a factor of 3.3), Pledgor will provide a cash security deposit in an amount equal to twenty-five (25%) percent of the total aggregate Equipment cost (including any soft costs) which are included in the Agreements ("Collateral Pledge").


      Unrestricted Cash shall be defined as cash on hand, including investments in marketable securities with maturities of less than one (1) year, less all debt which is not subordinated to Pledgee.

      The failure to timely provide the Collateral Pledge to Pledgee shall constitute an event of default under the Agreements.

2) Pledgor agrees to provide monthly financial statements, including a cash flow statement, balance sheet and statement of operations, to Pledgee within 30 days of each month-end, and an audited annual statement within 90 days of Pledgor's fiscal year end. All such statements to be prepared using generally accepted accounting principles and to be in compliance with SEC requirements. Failure to provide these statements as specified herein will constitute an event of default under the Agreements.

NEGATIVE COVENANT PLEDGE AGREEMENT
NANOGEN, INC.
PAGE 2 OF 3


3) Pledgor agrees to keep all Unrestricted Cash within the following financial institutions:

               Financial Institution:              Bank of America
                                                   -----------------------------
               Account Number:                     01-40-403-0007612
                                                   -----------------------------
               Officer Contact:                    Ronald R. Bettenhausen
                                                   -----------------------------
               Phone Number:                       (213) 229-1470
                                                   -----------------------------

               Financial Institution:
                                                   -----------------------------
               Account Number:
                                                   -----------------------------
               Officer Contact:
                                                   -----------------------------
               Phone Number:
                                                   -----------------------------

               Financial Institution:
                                                   -----------------------------
               Account Number:
                                                   -----------------------------
               Officer Contact:
                                                   -----------------------------
               Phone Number:


      Any changes in the above information shall be provided in writing by the Pledgor to Pledgee within five (5) days of such change.

      Pledgor hereby authorizes these financial institutions to give specific account balance information to Pledgee and agrees to execute any other documents or take any other action required to provide verification of unrestricted cash balances.

4) Pledgee agrees to pay interest on the Collateral Pledge at a simple interest rate equal to 4.50%, which interest will accrue from the date the Collateral Pledge is received until the date the Collateral Pledge and interest are returned to the Pledgor.

5) Pledgor agrees to recognize the Collateral Pledge as a contingent liability and to establish the appropriate reserves.

6) Upon any default by Pledgor under the Agreements and while the same is continuing, interest accrual on the Collateral Pledge shall cease and Pledgee may, at its option, apply the Collateral Pledge and any interest accrued to that date toward the satisfaction of Pledgor's obligations under the Agreements, and the payment of all costs and expenses incurred by Pledgee as a result of such default. including reasonable attorney's fees. Pledgee is liable to Pledgor only for any surplus remaining from said Collateral Pledge after the full satisfaction of the foregoing obligations, costs and expenses.

7) Pledgee shall have no duty to first commence an action against or seek recourse from Pledgor, in the event of a default under the Agreements, before enforcing the provisions of, and proceeding under the provisions of, this Negative Covenant Pledge Agreement. The obligations of Pledgor under this Negative Covenant Pledge Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released or discharged or in any way affected by:

      a)    any amendment or modification of or supplement to the Agreements;

      b) any exercise or non-exercise of any right, remedy or privilege under or in respect to this Negative Covenant Pledge Agreement, the Agreements, or any other

NEGATIVE COVENANT PLEDGE AGREEMENT
NANOGEN,INC.
PAGE 3 OF 3


            instrument provided for in the Agreement(s), or any waiver, consent, explanation, indulgency or actions or inaction with respect to any such instrument; or

      c) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or similar proceeding of Pledgor.

8) The entire Collateral Pledge and any accrued interest will be returned to Pledgor when Pledgor's Unrestricted Cash exceeds the benchmark defined above for a period of at least one fiscal quarter and continues to remain greater and Pledgor is not in default of any financial obligation.

      Return of any required Collateral Pledge prior to the Termination of the Agreements (as defined below) is contingent upon the following additional conditions: (a) verification of all benchmarks is to be acceptable to Pledgee; (b) Pledgor has made all payments in a timely manner to Pledgee according to the terms of the Agreements; (c) Pledgor is not then, nor has ever been in default of its obligation to the Pledgee under the Agreements, and Pledgor has not defaulted on any other financial obligation; (d) Pledgor, if privately held, has provided monthly financial statements to Pledgee within 30 days of each month-end or if Pledgor is publicly held, has provided quarterly statements as required to be filed by the Securities and Exchange Commission (the "SEC"); (e) Pledgor, if privately held, has provided annual audited financial statements to Pledgee within 90 days of Pledgor's fiscal year end or if Pledgor is publicly held, has provided Pledgee with annual statements as required to be filed by the SEC; and (f) Pledgor has not suffered any material adverse change.

      The Termination of the Agreements shall be defined as the satisfaction of all Pledgor's obligations under the Agreements.

      If the Collateral Pledge is returned prior to the Termination of the Agreements, this Negative Covenant Pledge Agreement shall remain in full force and effect.

9) If the Collateral Pledge has not been previously returned, upon Termination of the Agreements and the satisfaction of all obligations of Pledgor thereunder, Pledgee shall deliver the Collateral Pledge (less any portion of same cashed, sold, assigned or delivered pursuant to, and under the circumstances specified in, Paragraph 6 hereof) to Pledgor, and this Negative Covenant Pledge Agreement shall thereupon be without further effect.

IN WITNESS WHEREOF, the parties hereto have caused this Negative Covenant Pledge to be executed as of the date first above written.


PLEDGOR:                                   PLEDGEE:

NANOGEN, INC.                              LEASE MANAGEMENT SERVICES, INC.


By: Signature of Tina Berger-Nova, Ph.D.   By: Signature of Barbara B. Kaiser
   -------------------------------------      ---------------------------------------

Its: President & COO                       Its: EVP/ General Manager
    ------------------------------------       --------------------------------------

      LEASE MANAGEMENT SERVICES, INC.


                       NEGATIVE COVENANT PLEDGE AGREEMENT


Agreement made and entered into as of the 13th day of August, 1996, by and between NANOGEN, INC., a California Corporation, with its principal place of business at 10398 Pacific Center Court, San Diego, CA 92121 ("Pledgor") and LEASE MANAGEMENT SERVICES, INC., a California Corporation, with its principal place of business at 2500 Sand Hill Road, Suite #101, Menlo Park, CA 94025 ("Pledgee").

In consideration of, and as an inducement for Pledgee to enter into a Master Lease Agreement Number 10466 Schedule Number 24 and Equipment Financing Agreement Number 10766 Schedule Number 14 and subsequent, (referred to hereinafter as the "Agreements") with Pledgor, and to secure the payment and performance of all Pledgor's obligations under the Agreements, Pledgor and Pledgee agree as follows:

1) If at any point in time from the date of this Agreement, Pledgor's Unrestricted Cash (as defined below) falls below the financial requirements listed in A) or B), or Pledgor is in default of the Agreements, Pledgor agrees to provide to Pledgee within 10 days of such occurrence a cash security deposit as defined in A) or B) below.

      A) PRE-IPO: In the event unrestricted cash falls below $3,000,000 or 6 months' cash needs (defined as the cash burn for the quarter just completed, multiplied by a factor of 2.3), Pledgor will provide a cash security deposit in an amount equal to twenty percent (20%) of the total aggregate Equipment cost (including any soft costs) which are included in the Agreements ("Collateral Pledge").

      B) POST-IPO: At the earlier of Pledgor's IPO or after such time Pledgor's cash balance is equal to or greater than $18,000,000, in the event unrestricted cash falls below the greater of $12,000,000 or 9 months' cash needs (defined as the cash burn for the quarter just completed multiplied by a factor of 3.3), Pledgor will provide a cash security deposit in an amount equal to twenty-five percent (25%) of the total aggregate Equipment cost (including any soft costs) which are included in the Agreements ("Collateral Pledge").


      Unrestricted Cash shall be defined as cash on hand, including investments in marketable securities with maturities of less than one (1) year, less all debt which is not subordinated to Pledgee.

      The failure to timely provide the Collateral Pledge to Pledgee shall constitute an event of default under the Agreements.

2) Pledgor agrees to provide monthly financial statements, including a cash flow statement, balance sheet and statement of operations, to Pledgee within 30 days of each month-end, and an audited annual statement within 90 days of Pledgor's fiscal year end. All such statements are to be prepared using generally accepted accounting principles and are to be in compliance with SEC requirements. Failure to provide these statements as specified herein will constitute an event of default under the Agreements.

NEGATIVE COVENANT PLEDGE AGREEMENT
NANOGEN, INC.
PAGE 2 OF 3


3) Pledgor agrees to keep all Unrestricted Cash within the following financial institutions:

               Financial Institution:              Bank of America
                                                   -----------------------------
               Account Number:                     504-11745
                                                   -----------------------------
               Officer Contact:                    Lynda Robson
                                                   -----------------------------
               Phone Number:                       (619) 515-7547
                                                   -----------------------------

               Financial Institution:              Bank of America
                                                   -----------------------------
               Account Number:                     507-11758
                                                   -----------------------------
               Officer Contact:                    Lynda Robson
                                                   -----------------------------
               Phone Number:                       (619) 515-7547
                                                   -----------------------------

               Financial Institution:              Bank of America
                                                   -----------------------------
               Account Number:                     01-40-403-0007612
                                                   -----------------------------
               Officer Contact:                    Lynda Robson
                                                   -----------------------------
               Phone Number:                       (619) 515-7547
                                                   -----------------------------

      Any changes in the above information shall be provided in writing by the Pledgor to Pledgee within five (5) days of such change.

      Pledgor hereby authorizes these financial institutions to give specific account balance information to Pledgee and agrees to execute any other documents or take any other action required to provide verification of unrestricted cash balances.

4) Pledgee agrees to pay interest on the Collateral Pledge at a simple interest rate equal to 4.50% per annum, which interest will accrue from the date the Collateral Pledge is received until the date the Collateral Pledge and interest are returned to the Pledgor.

5) Pledgor agrees to recognize the Collateral Pledge as a contingent liability and to establish the appropriate reserves.

6) Upon any default by Pledgor under the Agreements and while the same is continuing, interest accrual on the Collateral Pledge shall cease and Pledgee may, at its option, apply the Collateral Pledge and any interest accrued to that date toward the satisfaction of Pledgor's obligations under the Agreements, and the payment of all costs and expenses incurred by Pledgee as a result of such default, including reasonable attorney's fees. Pledgee is liable to Pledgor only for any surplus remaining from said Collateral Pledge after the full satisfaction of the foregoing obligations, costs and expenses.

7) Pledgee shall have no duty to first commence an action against or seek recourse from Pledgor, in the event of a default under the Agreements, before enforcing the provisions of, and proceeding under the provisions of, this Negative Covenant Pledge Agreement. The obligations of Pledgor under this Negative Covenant Pledge Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released or discharged or in any way affected by:

      a)    any amendment or modification of or supplement to the Agreements;

      b) any exercise or non-exercise of any right, remedy or privilege under or in respect to this Negative Covenant Pledge Agreement, the Agreements, or any other instrument provided for in the Agreement(s), or any waiver, consent, explanation, indulgency or actions or inaction with respect to any such instrument; or

      c) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or similar proceeding of Pledgor.

NEGATIVE COVENANT PLEDGE AGREEMENT
NANOGEN, INC.
PAGE 3 OF 3


8) The entire Collateral Pledge and any accrued interest will be returned to Pledgor when Pledgor's Unrestricted Cash exceeds the benchmark defined above for a period of at least one fiscal quarter and continues to remain greater and Pledgor is not in default of any financial obligation.

      Return of any required Collateral Pledge prior to the Termination of the Agreements (as defined below) is contingent upon the following additional conditions: (a) verification of all benchmarks is to be acceptable to Pledgee; (b) Pledgor has made all payments in a timely manner to Pledgee according to the terms of the Agreements; (c) Pledgor is not then, nor has ever been in default of its obligation to the Pledgee under the Agreements, and Pledgor has not defaulted on any other financial obligation; (d) Pledgor, if privately held, has provided monthly financial statements to Pledgee within 30 days of each month-end or if Pledgor is publicly held, has provided quarterly statements as required to be filed by the Securities and Exchange Commission (the "SEC"); (e) Pledgor, if privately held, has provided an annual audited financial statements to Pledgee within 90 days of Pledgor's fiscal year end or if Pledgor is publicly held, has provided Pledgee with annual statements as required to be filed by the SEC; and (f) Pledgor has not suffered any material adverse change.

      The Termination of the Agreements shall be defined as the satisfaction of all Pledgor's obligations under the Agreements.

      If the Collateral Pledge is returned prior to the Termination of the Agreements, this Negative Covenant Pledge Agreement shall remain in full force and effect.

9) If the Collateral Pledge has not been previously returned, upon Termination of the Agreements and the satisfaction of all obligations of Pledgor thereunder, Pledgee shall deliver the Collateral Pledge (less any portion of same cashed, sold, assigned or delivered pursuant to, and under the circumstances specified in, Paragraph 6 hereof) to Pledgor, and this Negative Covenant Pledge Agreement shall thereupon be without further effect.

IN WITNESS WHEREOF, the parties hereto have caused this Negative Covenant Pledge to be executed as of the date first above written.


PLEDGOR:                                   PLEDGEE:

NANOGEN, INC.                              LEASE MANAGEMENT SERVICES, INC.


By: Signature of Tina Berger-Nova, Ph.D.   By: Signature of Barbara B. Kaiser
   -------------------------------------      ---------------------------------------

Its: President & COO                       Its: EVP/ General Manager
    ------------------------------------       --------------------------------------

      LEASE MANAGEMENT SERVICES, INC.


                       NEGATIVE COVENANT PLEDGE AGREEMENT



Agreement made and entered into as of the 8th day of October, 1997, by and between NANOGEN, INC., a California Corporation, with its principal place of business at 10398 Pacific Center Court, San Diego, CA 92121 ("Pledgor") and LEASE MANAGEMENT SERVICES, INC., a California Corporation, with its principal place of business at 2500 Sand Hill Road, Suite #101, Menlo Park, CA 94025 ("Pledgee").

In consideration of, and as an inducement for Pledgee to enter into a Master Lease Agreement Number 10466 Schedules Number 28 and Equipment Financing Agreement Number 10766 Schedules Number 23 and subsequent, (referred to hereinafter as the "Agreements") with Pledgor, and to secure the payment and performance of all Pledgor's obligations under the Agreements, Pledgor and Pledgee agree as follows:

1) If at any point in time from the date of this Agreement, Pledgor's Unrestricted Cash (as defined below) falls below the greater of $12,000,000 or 9 months' cash needs (defined as the cash burn for the quarter just completed, multiplied by a factor of 3.3), or Pledgor is in default of the Agreements, Pledgor will Provide to Pledgee within ten (10) days of such occurrence a cash security deposit in an amount equal to forty-five percent (45%) of the total aggregate leasehold and tenant improvement cost and twenty-five percent (25%) of the total aggregate Equipment cost which are financed under the Agreements ("Collateral Pledge"), but in no event to exceed the remaining gross receivable.


      Unrestricted Cash shall be defined as cash on hand, including investments in marketable securities with maturities of less than one (1) year, less all debt which is not subordinated to Pledgee.

      The failure to timely provide the Collateral Pledge to Pledgee shall constitute an event of default under the Agreements.

2) Pledgor agrees to provide monthly financial statements, including a cash flow statement, balance sheet and statement of operations, to Pledgee within 30 days of each month-end, and an audited annual statement within 90 days of Pledgor's fiscal year end. All such statements are to be prepared using generally accepted accounting principles and are to be in compliance with SEC requirements. Failure to provide these statements as specified herein will constitute an event of default under the Agreements.

NEGATIVE COVENANT PLEDGE AGREEMENT
NANOGEN, INC.
PAGE 2 OF 3


3) Pledgor agrees to keep all Unrestricted Cash within the following financial institutions:

               Financial Institution:              Bank of America
                                                   -----------------------------
               Account Number:                     00500-13302
                                                   -----------------------------
               Officer Contact:                    Lynda Robson
                                                   -----------------------------
               Phone Number:                       (619) 515-7547
                                                   -----------------------------

               Financial Institution:              Bank of America
                                                   -----------------------------
               Account Number:                     01-40-403-0007612
                                                   -----------------------------
               Officer Contact:                    Ed Hale
                                                   -----------------------------
               Phone Number:                       (312)828-5986
                                                   -----------------------------

               Financial Institution:
                                                   -----------------------------
               Account Number:
                                                   -----------------------------
               Officer Contact:
                                                   -----------------------------
               Phone Number:
                                                   -----------------------------

      Any changes in the above information shall be provided in writing by the Pledgor to Pledgee within five (5) days of such change.

      Pledgor hereby authorizes these financial institutions to give specific account balance information to Pledgee and agrees to execute any other documents or take any other action required to provide verification of unrestricted cash balances.

4) Pledgee agrees to pay interest on the Collateral Pledge at a simple interest rate equal to 4.50% per annum, which interest will accrue from the date the Collateral Pledge is received until the date the Collateral Pledge and interest are returned to the Pledgor.

5) Pledgor agrees to recognize the Collateral Pledge as a contingent liability and to establish the appropriate reserves.

6) Upon any default by Pledgor under the Agreements and while the same is continuing, interest accrual on the Collateral Pledge shall cease and Pledgee may, at its option, apply the Collateral Pledge and any interest accrued to that date toward the satisfaction of Pledgor's obligations under the Agreements, and the payment of all costs and expenses incurred by Pledgee as a result of such default, including reasonable attorney's fees. Pledgee is liable to Pledgor only for any surplus remaining from said Collateral Pledge after the full satisfaction of the foregoing obligations, costs and expenses.

7) Pledgee shall have no duty to first commence an action against or seek recourse from Pledgor, in the event of a default under the Agreements, before enforcing the provisions of, and proceeding under the provisions of, this Negative Covenant Pledge Agreement. The obligations of Pledgor under this Negative Covenant Pledge Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released or discharged or in any way affected by:

      a)    any amendment or modification of or supplement to the Agreements;

      b) any exercise or non-exercise of any right, remedy or privilege under or in respect to this Negative Covenant Pledge Agreement, the Agreements, or any other instrument provided for in the Agreement(s), or any waiver, consent, explanation, indulgency or actions or inaction with respect to any such instrument; or

      c) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or similar proceeding of Pledgor.

NEGATIVE COVENANT PLEDGE AGREEMENT
NANOGEN, INC.
PAGE 3 OF 3



8) The entire Collateral Pledge and any accrued interest will be returned to Pledgor when Pledgor's Unrestricted Cash exceeds the benchmark defined above for a period of at least one fiscal quarter and continues to remain greater and Pledgor is not in default of any financial obligation.

      Return of any required Collateral Pledge prior to the Termination of the Agreements (as defined below) is contingent upon the following additional conditions: (a) verification of all benchmarks is to be acceptable to Pledgee; (b) Pledgor has made all payments in a timely manner to Pledgee according to the terms of the Agreements; (c) Pledgor is not then, nor has ever been in default of its obligation to the Pledgee under the Agreements, and Pledgor has not defaulted on any other financial obligation; (d) Pledgor, if privately held, has provided monthly financial statements to Pledgee within 30 days of each month-end or if Pledgor is publicly held, has provided quarterly statements as required to be filed by the Securities and Exchange Commission (the "SEC"); (e) Pledgor, if privately held, has provided an annual audited financial statements to Pledgee within 90 days of Pledgor's fiscal year end or if Pledgor is publicly held, has provided Pledgee with annual statements as required to be filed by the SEC; and (f) Pledgor has not suffered any material adverse change.

      The Termination of the Agreements shall be defined as the satisfaction of all Pledgor's obligations under the Agreements.

      If the Collateral Pledge is returned prior to the Termination of the Agreements, this Negative Covenant Pledge Agreement shall remain in full force and effect.

9) If the Collateral Pledge has not been previously returned, upon Termination of the Agreements and the satisfaction of all obligations of Pledgor thereunder, Pledgee shall deliver the Collateral Pledge (less any portion of same cashed, sold, assigned or delivered pursuant to, and under the circumstances specified in, Paragraph 6 hereof) to Pledgor, and this Negative Covenant Pledge Agreement shall thereupon be without further effect.

IN WITNESS WHEREOF, the parties hereto have caused this Negative Covenant Pledge to be executed as of the date first above written.


PLEDGOR:                                   PLEDGEE:

NANOGEN, INC.                              LEASE MANAGEMENT SERVICES, INC.


By: Signature of Tina Berger-Nova, Ph.D.   By: Signature of Barbara B. Kaiser
   -------------------------------------      ---------------------------------------

Its: President & COO                       Its: EVP/ General Manager
    ------------------------------------       --------------------------------------